                                   PROSPECTUS
                                 MARCH 13, 2009

                               DYNAMIC ENERGY FUND
                        DYNAMIC ENERGY INCOME TRUST FUND
                           DYNAMIC GLOBAL GROWTH FUND
                          DYNAMIC GROWTH NAVIGATOR FUND
                           DYNAMIC INFRASTRUCTURE FUND
                         DYNAMIC NATURAL RESOURCES FUND
                        DYNAMIC CONTRARIAN ADVANTAGE FUND
                             DYNAMIC DISCOVERY FUND
                       DYNAMIC GOLD & PRECIOUS METALS FUND
                        DYNAMIC NORTH AMERICAN VALUE FUND
                            DYNAMIC U.S. GROWTH FUND
                             DYNAMIC U.S. VALUE FUND
                       (COLLECTIVELY, THE "DYNAMIC FUNDS")
                    EACH A SERIES OF BHR INSTITUTIONAL FUNDS

                                 CLASS I SHARES
                                 CLASS II SHARES

                               INVESTMENT ADVISER:

                               DUNDEEWEALTH US, LP
                        (FORMERLY BHR FUND ADVISORS, LP)

     THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Dynamic Energy Fund, Dynamic Energy Income Trust Fund, Dynamic Global Growth Fund, Dynamic Growth Navigator Fund, Dynamic Infrastructure Fund, Dynamic Natural Resources Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic North American Value Fund, Dynamic U.S. Growth Fund, and Dynamic U.S. Value Fund (each a "Fund" and collectively the "Funds" or the "Dynamic Funds") are separate series of BHR Institutional Funds (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies and are offered in separate prospectuses. This prospectus gives you important information about Class I Shares and Class II Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:

                                                                         PAGE
INFORMATION ABOUT THE FUNDS........................................        3
DYNAMIC ENERGY FUND................................................        4
DYNAMIC ENERGY INCOME TRUST FUND...................................        8
DYNAMIC GLOBAL GROWTH FUND.........................................       12
DYNAMIC GROWTH NAVIGATOR FUND......................................       16
DYNAMIC INFRASTRUCTURE FUND........................................       20
DYNAMIC NATURAL RESOURCES FUND.....................................       24
DYNAMIC CONTRARIAN ADVANTAGE FUND..................................       28
DYNAMIC DISCOVERY FUND.............................................       32
DYNAMIC GOLD & PRECIOUS METALS FUND................................       36
DYNAMIC NORTH AMERICAN VALUE FUND..................................       40
DYNAMIC U.S. GROWTH FUND...........................................       43
DYNAMIC U.S. VALUE FUND............................................       46
MORE INFORMATION ABOUT RISK........................................       49
MORE INFORMATION ABOUT FUND INVESTMENTS............................       49
INFORMATION ABOUT PORTFOLIO HOLDINGS...............................       50
INVESTMENT ADVISER.................................................       50
INVESTMENT SUB-ADVISER.............................................       51
INVESTMENT TEAM....................................................       51
PURCHASING, SELLING AND EXCHANGING FUND SHARES.....................       54
OTHER POLICIES.....................................................       58
DIVIDENDS AND DISTRIBUTIONS........................................       61
TAXES..............................................................       61
HOW TO OBTAIN MORE INFORMATION ABOUT THE BHR INSTITUTIONAL FUNDS...   Back Cover

INFORMATION ABOUT THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The investment sub-adviser (the "Sub-Adviser" or "Goodman & Company NY, Ltd.") invests each Fund's assets in a way that they believe will help the Fund achieve its objective.

However, investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Adviser does, you could lose all or some of your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Each Fund offers Class I and Class II Shares.

DYNAMIC ENERGY FUND

FUND SUMMARY

FUND NUMBER                     161 Class I Shares
                                261 Class II Shares

CUSIP NUMBER                    054964549 Class I Shares
                                054964531 Class II Shares

INVESTMENT GOAL                 Seeks long-term growth of capital

INVESTMENT FOCUS                Companies involved in energy, alternative energy
                                or related activities

PRINCIPAL INVESTMENT STRATEGY   Investing primarily in a diversified portfolio
                                of equity securities of domestic and foreign
                                energy and alternative energy companies involved
                                in the exploration, research, development,
                                production and distribution of a broad range of
                                energy sources in the U.S. and around the globe

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing with a focus on global stocks
                                of companies involved in energy, alternative
                                energy or related activities

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in securities of energy and alternative energy companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Energy and alternative energy companies are those involved primarily in the exploration, research, development, production and distribution of a broad range of non-renewable and renewable energy sources. The Fund may invest in U.S. and foreign companies of any size, including small and mid capitalization companies, in order to achieve its objective.


To achieve its investment objective, the Fund's portfolio manager seeks to identify and make investments in well positioned companies involved in a broad range of energy and alternative energy activities. These businesses may be involved in the exploration, research, development, production and distribution of commodities including, but not limited to, fossil fuels, coal and uranium. Companies in which the Fund invests may also be involved in the development and distribution of products and services of traditional or alternative sources of power, including solar, wind and water. The Fund may, to the extent permitted by applicable law, also invest in Canadian income trusts. An income trust is an equity investment vehicle designed to distribute cash flow from an underlying business to investors. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

Techniques such as fundamental analysis may be used to assess growth and value potential. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

The Fund is also subject to the risk that its primary market segment, investments in securities of companies involved in energy and alternative energy activities, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is also dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

A Canadian income trust is an investment trust that holds assets that are income producing, the income from which is passed on to its security holders. A potential benefit of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of high interest rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of companies involved in energy, alternative energy or related activities.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Morgan Stanley Capital International World Energy Index (MSCI World Energy Index). The MSCI World Energy Index is the energy sector of the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Energy Fund shares.

                                           DYNAMIC ENERGY FUND -   DYNAMIC ENERGY FUND -
                                               CLASS I SHARES         CLASS II SHARES
                                           ---------------------   ---------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY
   FROM YOUR INVESTMENT)
Redemption Fee                                    2.00%(1)                2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES
   DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.95%                   0.95%
Other Expenses(2)                                 2.34%                   2.59%
   Shareholder Servicing Fee(3)                   0.00%                   0.25%
                                                 -----                   -----
Total Annual Operating Expenses                   3.29%                   3.54%
                                                 -----                   -----
Fee Waivers and Reimbursements(4)                (2.04)%                 (2.04)%
                                                 -----                   -----
Net Total Annual Operating Expenses               1.25%                   1.50%
                                                 =====                   =====

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Energy Fund's "Other Expenses".

(4) The investment adviser (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Energy Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Energy Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Energy Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $127      $397

CLASS II SHARES    $153      $474

DYNAMIC ENERGY INCOME TRUST FUND

FUND SUMMARY

FUND NUMBER                     162 Class I Shares
                                262 Class II Shares

CUSIP NUMBER                    054964523 Class I Shares
                                054964515 Class II Shares

INVESTMENT GOAL                 Seeks to achieve high income generation and
                                long-term growth of capital

INVESTMENT FOCUS                Equity securities of income trusts and Canadian
                                and other foreign companies involved in
                                energy-based activities

PRINCIPAL INVESTMENT STRATEGY   Actively managed portfolio invested primarily in
                                equity securities of income trusts, and
                                secondarily in domestic and foreign companies
                                involved in the exploration, development,
                                production and sale of oil, natural gas, and
                                other energy commodities in the U.S. and around
                                the globe

INVESTOR PROFILE                Investors seeking high income generation and
                                long-term growth of capital who can withstand
                                the share price volatility of equity investing
                                with a focus on equity securities primarily of
                                income trusts and secondarily global companies
                                involved in oil, natural gas, and other energy
                                and utility related businesses

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of companies structured as Canadian energy and utility income trusts. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Energy income trusts are involved primarily in the exploration, development, production, sale and distribution of oil and natural gas and/or other commodities such as fossil fuels, metals, minerals, wind and their by-products. Utility income trusts may be involved in multiple aspects of the development and distribution of power and water resources and/or the development of energy pipelines. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

To achieve its investment objective, the Fund intends to invest primarily in equity securities of Canadian income trusts to the extent permitted by applicable law. The Fund may also invest in U.S. and foreign companies involved in the exploration, development, production and sale of oil, natural gas, and other energy commodities. When investing in an income trust, the Sub-Advisor purchases an equity investment vehicle designed to distribute cash flow from an underlying business to investors.

Techniques such as fundamental analysis may be used to assess capacity for income generation and capital appreciation. In conducting fundamental analysis of companies and income trusts that are being considered for purchase by the Fund, the management team evaluates the financial condition and management of a company or project, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities and income trust units that trade on stock exchanges, the Fund is subject to the risk that equity security and income trust unit prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and income trust units may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities or income trust units issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

The Fund is also subject to the risk that its primary market segment, investments in securities of companies involved in energy, alternative energy or related activities, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is also dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

A Canadian income trust is an investment trust that holds assets that are income producing, the income from which is passed on to its security holders. The potential benefit of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of high interest rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

The Fund should only be purchased by investors seeking income generation and long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of companies involved in energy, alternative energy or related activities.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Standard & Poor's/Toronto Stock Exchange Capped Energy Trust Index (S&P/TSX Capped Energy Trust Index). The Index is a subset of the broad-based S&P/TSX Capped Income Trust Index maintained by the S&P/TSX Canadian Index Policy Committee. Only larger Canadian income trusts listed on the Toronto Stock Exchange that meet certain criteria and are within the appropriate Global Industry Classification Standard are included in the Index. Individual constituent energy income trusts will have their relative weights capped at 25% of the S&P/TSX Capped Energy Trust Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Energy Income Trust Fund shares.

                                           DYNAMIC ENERGY INCOME   DYNAMIC ENERGY INCOME
                                           TRUST FUND - CLASS I    TRUST FUND - CLASS II
                                                   SHARES                  SHARES
                                           ---------------------   ---------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY
   FROM YOUR INVESTMENT)
Redemption Fee                                    2.00%(1)                  2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES
   DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.95%                     0.95%
Other Expenses(2)                                 2.30%                     2.55%
   Shareholder Servicing Fee(3)                   0.00%                     0.25%
                                                 -----                     -----
Total Annual Operating Expenses                   3.25%                     3.50%
                                                 -----                     -----
Fee Waivers and Reimbursements(4)                (2.10)%                   (2.10)%
                                                 -----                     -----
Net Total Annual Operating Expenses               1.15%                     1.40%
                                                 =====                     =====

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Energy Income Trust Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Energy Income Trust Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Energy Income Trust Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Energy Income Trust Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $117      $365
CLASS II SHARES    $143      $443

DYNAMIC GLOBAL GROWTH FUND

FUND SUMMARY

FUND NUMBER                     163 Class I Shares
                                263 Class II Shares

CUSIP NUMBER                    054964499 Class I Shares
                                054964481 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Primarily securities of domestic and foreign
                                companies

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio consisting primarily of
                                equity securities of domestic and foreign
                                companies

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing with a focus on global stocks

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a portfolio consisting of equity securities of U.S. and foreign companies chosen according to a growth oriented investment approach. The Fund will invest significantly (at least 40% of its assets unless market conditions are deemed to be unfavorable by the Adviser or Sub-Adviser, in which case the Fund will invest at least 30% of its assets) in the securities of companies organized or primarily located outside of the U.S. or doing a substantial amount of business outside of the U.S. The Fund considers a company that derives at least 50% of its revenues from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. Based on the Sub-Adviser's view of the global capital markets, the Fund may invest from time to time in a limited number of countries and areas of the world. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

The Sub-Adviser expects a high portfolio turnover rate in excess of 300%.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing with a focus on global stocks.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Global Growth Fund shares.

                                                    DYNAMIC GLOBAL GROWTH FUND -   DYNAMIC GLOBAL GROWTH FUND -
                                                           CLASS I SHARES                 CLASS II SHARES
                                                    ----------------------------   ----------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)
Redemption Fee                                                   2.00%(1)                      2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
FROM FUND ASSETS)
Management Fees                                                  0.85%                         0.85%
Other Expenses(2)                                                2.37%                         2.62%
   Shareholder Servicing Fee(3)                                  0.00%                         0.25%
Total Annual Operating Expenses                                  3.22%                         3.47%
Fee Waivers and Reimbursements(4)                               (2.07)%                       (2.07)%
Net Total Annual Operating Expenses                              1.15%                         1.40%

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Global Growth Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Global Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Global Growth Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Dynamic Global Growth Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Global Growth Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $117     $365
CLASS II SHARES    $143     $443

DYNAMIC GROWTH NAVIGATOR FUND

FUND SUMMARY

FUND NUMBER                     164 Class I Shares
                                264 Class II Shares

CUSIP NUMBER                    054964747 Class I Shares
                                054964739 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Equity securities chosen according to a growth
                                investment approach

PRINCIPAL INVESTMENT STRATEGY   Investing in a broadly diversified portfolio
                                consisting primarily of equity securities of
                                businesses located in the U.S. and around the
                                world

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing with a focus on global stocks

PRINCIPAL INVESTMENT STRATEGY

The Fund represents an actively traded portfolio of equity securities of businesses located in the U.S. and around the world chosen according to a growth investment approach. The growth investment approach seeks to identify companies demonstrating the strongest earnings growth relative to the overall market and relative to their peer group. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -   analyze financial data and other information sources;

     -   assess the quality of management; and

     -   conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

The Sub-Adviser expects a high portfolio turnover rate of between 75% and 150%.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Growth Navigator Fund shares.

                                                    DYNAMIC GROWTH NAVIGATOR   DYNAMIC GROWTH NAVIGATOR
                                                      FUND - CLASS I SHARES     FUND - CLASS II SHARES
                                                    ------------------------   ------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)
Redemption Fee                                                2.00%(1)                  2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
   FROM FUND ASSETS)
Management Fees                                               0.95%                     0.95%
Other Expenses(2)                                             2.36%                     2.61%
   Shareholder Servicing Fee(3)                               0.00%                     0.25%
Total Annual Operating Expenses                               3.31%                     3.56%
Fee Waivers and Reimbursements(4)                            (2.06)%                   (2.06)%
Net Total Annual Operating Expenses                           1.25%                     1.50%

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Growth Navigator Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Growth Navigator Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Growth Navigator Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Growth Navigator Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $127      $397
CLASS II SHARES    $153      $474

DYNAMIC INFRASTRUCTURE FUND

FUND SUMMARY

FUND NUMBER                     165 Class I Shares
                                265 Class II Shares

CUSIP NUMBER                    054964721 Class I Shares
                                054964713 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Publicly-traded infrastructure companies

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of infrastructure
                                companies in the U.S. and around the globe

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing with a focus on infrastructure
                                stocks in both global developed and developing
                                countries

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

The Fund may invest in securities of infrastructure companies located in the U.S. and in foreign countries. Infrastructure assets are broadly defined as the basic facilities, services, and installations needed for the functioning of a community or society and may include but are not limited to the following areas: transportation (toll roads, airports, seaports and rail), energy (gas and electricity generation, transmission and distribution), water (pipelines and treatment plants), telecommunications (broadcast, satellite and cable) and social (hospitals, schools and prisons). The Fund may consider infrastructure investment opportunities occurring in both developed and developing countries with a goal of long-term capital appreciation.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is also dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund is also subject to the risk that its primary market segment, investments in securities of infrastructure companies, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on infrastructure stocks.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance primarily to the Standard & Poor's Global Infrastructure Index (S&P Global Infrastructure Index) and secondarily to the Morgan Stanley Capital International (MSCI) World Index. The S&P Global Infrastructure Index consists of 75 companies from around the world that represent the listed infrastructure universe. In order to create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Infrastructure Fund shares.

                                                    DYNAMIC INFRASTRUCTURE   DYNAMIC INFRASTRUCTURE
                                                     FUND - CLASS I SHARES   FUND - CLASS II SHARES
                                                    ----------------------   ----------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)
Redemption Fee                                               2.00%(1)                 2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
   FROM FUND ASSETS)
Management Fees                                              0.95%                    0.95%
Other Expenses(2)                                            2.34%                    2.59%
   Shareholder Servicing Fee(3)                              0.00%                    0.25%
Total Annual Operating Expenses                              3.29%                    3.54%
Fee Waivers and Reimbursements(4)                           (2.04)%                  (2.04)%
Net Total Annual Operating Expenses                          1.25%                    1.50%

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Infrastructure Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Infrastructure Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Infrastructure Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Infrastructure Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $127      397
CLASS II SHARES    $153     $474

DYNAMIC NATURAL RESOURCES FUND

FUND SUMMARY

FUND NUMBER                     166 Class I Shares
                                266 Class II Shares

CUSIP NUMBER                    054964697 Class I Shares
                                054964689 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Companies which explore for or exploit base or
                                ferrous metals, precious commodities, oil,
                                natural gas and other hydrocarbon products,
                                lumber, and other industrial materials

PRINCIPAL INVESTMENT STRATEGY   Investing primarily in equity securities of
                                businesses around the world involved in
                                resource-based activities

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing with a focus on global stocks
                                of businesses involved in resource-based
                                activities

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies which are involved primarily in resource-based activities and in instruments that derive their value from the value of natural resources. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

The Fund invests primarily in equity securities of domestic and foreign businesses which explore for or exploit base or ferrous metals, precious commodities (such as gold, silver, platinum, palladium and gems), oil, natural gas and other hydrocarbon products, lumber and lumber-related products, and other industrial materials. The Fund also may, to the extent consistent with applicable law, invest in Canadian income trusts relating to resource-based activities. An income trust is an equity investment vehicle designed to distribute cash flow from an underlying business to investors. The Fund does not intend to invest in agricultural or livestock-related businesses. Based on the Sub-Adviser's view of global resource supply and demand, the resource sector weightings within the portfolio may vary and, from time to time, a substantial portion of the Fund's assets may be in one resource sector.

For this Fund, the Sub-Adviser adheres to a focused investment philosophy, which emphasizes business perspective investing and is characterized by a portfolio of businesses generally held for the long term. Businesses are purchased when they trade at discounts to the Sub-Adviser's assessment of intrinsic value.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is also dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

A Canadian income trust generally is an investment trust that holds assets that are income producing, the income from which is passed on to its security holders. A potential benefit of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of high interest rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

The Fund is also subject to the risk that its primary market segment, investments in equity securities of businesses which explore for or exploit base or ferrous metals, precious commodities, oil, natural gas and other hydrocarbon products, lumber, and other industrial materials, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of businesses involved in resource-based activities.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the S&P Global Natural Resources Index. The S&P Global Natural Resources Index is comprised of 60 of the largest publicly traded companies in natural resources and commodities businesses that meet specific inclusion requirements. The Index combines the S&P Global Natural Resources - Agriculture Index, the S&P Global Natural Resources - Energy Index and the S&P Global Natural Resources - Metals and Mining Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Natural Resources Fund shares.

                                                    DYNAMIC NATURAL RESOURCES   DYNAMIC NATURAL RESOURCES
                                                      FUND - CLASS I SHARES      FUND - CLASS II SHARES
                                                    -------------------------   -------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)
Redemption Fee                                                 2.00%(1)                    2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
   FROM FUND ASSETS)
Management Fees                                                0.95%                       0.95%
Other Expenses(2)                                              2.40%                       2.65%
   Shareholder Servicing Fee(3)                                0.00%                       0.25%
Total Annual Operating Expenses                                3.35%                       3.60%
Fee Waivers and Reimbursements(4)                             (2.10)%                     (2.10)%
Net Total Annual Operating Expenses                            1.25%                       1.50%

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Natural Resources Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Natural Resources Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Natural Resources Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Natural Resources Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $127      $397
CLASS II SHARES    $153      $474

DYNAMIC CONTRARIAN ADVANTAGE FUND

FUND SUMMARY

FUND NUMBER                     167 Class I Shares
                                267 Class II Shares

CUSIP NUMBER                    054964671 Class I Shares
                                054964663 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                U.S. and foreign companies that represent good
                                value based on current stock price and intrinsic
                                value

PRINCIPAL INVESTMENT STRATEGY   Investing in a broadly diversified portfolio
                                consisting primarily of equity securities of
                                businesses located in the U.S. and around the
                                world

INVESTOR PROFILE                Investors seeking long-term growth of
                                capital who can withstand the share price
                                volatility of equity investing with a focus on
                                global stocks

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a broadly diversified portfolio consisting of equity securities of U.S. and foreign companies chosen using a value oriented investment approach. The Sub-Adviser believes that dividend growth may be a strong indicator of future price performance, and therefore, seeks to identify high quality companies, selling at a discount to intrinsic value, that are expected to initiate or increase their dividends. Based on the Sub-Adviser's view of the global capital markets, the Fund may invest from time to time in a limited number of countries and areas of the world. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser screens a broad universe of stocks that are expected to initiate or increase their dividends using metrics that traditionally indicate a measure of value, including low price-to-cash-flow ratio, low-price-to-book ratio and low-price-to-earnings ratio. The Sub-Adviser then conducts fundamental analysis to distinguish those that merit investment from those that are inexpensive for a good reason. The Sub-Adviser also seeks to identify catalysts that may drive an increase in stock price.

In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Contrarian Advantage Fund shares.

                                                    DYNAMIC CONTRARIAN ADVANTAGE   DYNAMIC CONTRARIAN ADVANTAGE
                                                        FUND - CLASS I SHARES         FUND - CLASS II SHARES
                                                    ----------------------------   ----------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)
Redemption Fee                                                  2.00%(1)                       2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
   FROM FUND ASSETS)
Management Fees                                                 0.85%                          0.85%
Other Expenses(2)                                               2.34%                          2.59%
   Shareholder Servicing Fee(3)                                 0.00%                          0.25%
Total Annual Operating Expenses                                 3.19%                          3.44%
Fee Waivers and Reimbursements(4)                              (2.04)%                        (2.04)%
Net Total Annual Operating Expenses                             1.15%                          1.40%

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Contrarian Advantage Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Contrarian Advantage Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Contrarian Advantage Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Contrarian Advantage Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $117     $365
CLASS II SHARES    $143     $443

DYNAMIC DISCOVERY FUND

FUND SUMMARY

FUND NUMBER                     168 Class I Shares
                                268 Class II Shares

CUSIP NUMBER                    054964473 Class I Shares
                                054964465 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Companies that represent good value based on
                                current stock price and intrinsic value

PRINCIPAL INVESTMENT STRATEGY   Investing in a broadly diversified portfolio
                                consisting primarily of equity securities of
                                domestic and foreign businesses that demonstrate
                                compelling growth potential but which have been
                                ignored or discarded by the general marketplace

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing with a focus on global stocks

PRINCIPAL INVESTMENT STRATEGY

The Fund will invest primarily in equity securities of domestic and foreign companies. The Fund may invest the majority of its assets in equity securities of small capitalization companies.

Investment analysis for this Fund follows a bottom-up approach, which emphasizes careful company specific analysis. Using a value investment approach, this Fund invests in companies that represent good value based on current stock price relative to the company's intrinsic value.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Discovery Fund shares.

                                                    DYNAMIC DISCOVERY   DYNAMIC DISCOVERY
                                                          FUND -              FUND -
                                                     CLASS I SHARES      CLASS II SHARES
                                                    -----------------   -----------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)
Redemption Fee                                            2.00%(1)            2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
   FROM FUND ASSETS)
Management Fees                                           0.95%               0.95%
Other Expenses(2)                                         2.33%               2.58%
   Shareholder Servicing Fee(3)                           0.00%               0.25%
Total Annual Operating Expenses                           3.28%               3.53%
Fee Waivers and Reimbursements(4)                        (2.03)%             (2.03)%
Net Total Annual Operating Expenses                       1.25%               1.50%

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Discovery Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Discovery Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Discovery Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Discovery Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $127      $397
CLASS II SHARES    $153      $474

DYNAMIC GOLD & PRECIOUS METALS FUND

FUND SUMMARY

FUND NUMBER                     169 Class I Shares
                                269 Class II Shares

CUSIP NUMBER                    054964655 Class I Shares
                                054964648 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Companies engaged in precious metals activities

PRINCIPAL INVESTMENT STRATEGY   Investing primarily, directly or indirectly, in
                                precious metals on a global basis

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing with a focus on precious metal
                                stocks

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Bullion and coins for the Fund will only be bought from and sold to banks (both U.S. and foreign) who are members, or affiliated with members, of a regulated U.S. commodities exchange. Gold, silver and other precious metals will not be purchased in any form that is not readily marketable. Coins will only be purchased for the Fund if they can be bought and sold in an active market and will not be purchased for their numismatic value. Any bullion or coin purchased by the Fund will be delivered to and stored with a qualified custodian bank in the United States. Bullion and coins do not generate income - they offer only the potential for capital appreciation or depreciation. Direct investment in gold, silver and platinum in the form of bullion or coins may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of stocks.

When the Fund invests in storage receipts, it receives certificates evidencing ownership of specific amounts of precious metals bullion, instead of taking physical possession of the bullion represented by the certificate. The Fund relies on the issuers of such documents to maintain the underlying precious metal on deposit. A default by any of the issuers could expose the Fund to loss of the metal on deposit.

As a result of its specialized investment mandate, the Fund may be subject to pronounced cycles and widely varying conditions in the stock markets. The Sub-Adviser anticipates that the Fund may invest greater than 25% of its assets in securities of Canadian companies which are engaged primarily in activities related to gold, in instruments that derive their value from the value of gold and in gold in the form of bullion, coins and storage receipts. Based on the Sub-Adviser's view of global supply and demand factors, however, the precious metals weightings within the portfolio may vary and, from time to time, a substantial portion of the Fund's assets may be invested in any one country and/or category of precious metals.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the strength of a company's management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issues located in the U.S. In addition, investments in foreign securities are generally denominated in foreign currency and the Fund may invest directly in securities denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. Currency fluctuations may occur for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is also dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Other risks associated with investing in foreign securities include, among other things, trade balances and imbalances and related economic policies, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S. and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the U.S.

The Fund is also subject to the risk that its target market segment, investments in equity securities of businesses engaged primarily in precious metals activities, may underperform other market segments or the equity markets as a whole. Moreover as a result of the Sub-Adviser's specialized investment mandate, the Fund may be subject to pronounced cycles and widely varying conditions in the markets. Political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The Sub-Adviser's view of global supply and demand may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on precious metal stocks.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Standard & Poor's/Toronto Stock Exchange Global Gold Index (S&P/TSX Global Gold Index). The S&P/TSX Global Gold Index is designed to provide an investable index of global gold securities. Eligible Securities are classified under the Global Industry Classification Standard (GICS(R)) Code 15104030 which includes producers of gold and related products, including companies that mine or process gold and the South African finance houses which primarily invest in, but do not operate, gold mines.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic Gold & Precious Metals Fund shares.

                                                    DYNAMIC GOLD & PRECIOUS   DYNAMIC GOLD & PRECIOUS
                                                     METALS FUND - CLASS I     METALS FUND - CLASS II
                                                           SHARES                     SHARES
                                                    -----------------------   -----------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
   INVESTMENT)
Redemption Fee                                               2.00%(1)                  2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
   FROM FUND ASSETS)
Management Fees                                              0.95%                     0.95%
Other Expenses(2)                                            2.30%                     2.55%
   Shareholder Servicing Fee(3)                              0.00%                     0.25%
Total Annual Operating Expenses                              3.25%                     3.50%
Fee Waivers and Reimbursements(4)                           (2.00)%                   (2.00)%
Net Total Annual Operating Expenses                          1.25%                     1.50%

(1) The Fund charges a 2% redemption fee for any redemption or exchange within 90 days of purchase of such shares. For more information about the redemption fee see "Redemption Fee" below.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The Shareholder Service Fee is included as part of the Dynamic Gold & Precious Metals Fund's "Other Expenses".

(4) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic Gold & Precious Metals Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic Gold & Precious Metals Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Gold & Precious Metals Fund would be:

                  1 YEAR   3 YEARS
                  ------   -------
CLASS I SHARES     $127     $397
CLASS II SHARES    $153     $474

DYNAMIC NORTH AMERICAN VALUE FUND

FUND SUMMARY

FUND NUMBER                     170 Class I Shares
                                270 Class II Shares

CUSIP NUMBER                    054964630 Class I Shares
                                054964622 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Companies that represent good value based on
                                current stock price and intrinsic value

PRINCIPAL INVESTMENT STRATEGY   Investing primarily in equity securities of U.S.
                                and Canadian businesses by employing a
                                deep-value, contrarian approach

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies located in the U.S. and Canada. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

Using a value investment approach, this Fund invests in companies that represent good value based on current stock price relative to the company's intrinsic value. The Fund employs a deep-value, contrarian approach. Using a rigorous stock selection process, the Fund seeks to identify companies with solid business fundamentals, which are mispriced by the general marketplace. Companies that the Sub-Adviser believes are trading at below intrinsic value and offering substantial reward potential against an acceptable level of risk are considered to be ideal candidates for inclusion in the Fund's portfolio. The investment strategy employed by the Sub-Adviser seeks to provide appropriate downside protection while positioning investors to gain from significant long-term capital appreciation.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is also dependent on the economies of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Standard & Poor's/Toronto Stock Exchange Composite Index Total Return (S&P/TSX Composite Index TR), formerly called the TSE 300. The S&P/TSX Composite Index TR is a broad economic sector index comprising approximately 70% of the market capitalization for Canadian-based, Toronto Stock Exchange listed companies. The index assumes the reinvestment of all dividends.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic North American Value Fund shares.

ANNUAL FUND OPERATING EXPENSES             DYNAMIC NORTH AMERICAN VALUE   DYNAMIC NORTH AMERICAN VALUE
(EXPENSES DEDUCTED FROM FUND ASSETS)           FUND - CLASS I SHARES         FUND - CLASS II SHARES
------------------------------------       ----------------------------   ----------------------------
Management Fees                                        0.85%                          0.85%
Other Expenses(1)                                      2.33%                          2.58%
   Shareholder Servicing Fee(2)                        0.00%                          0.25%
Total Annual Operating Expenses                        3.18%                          3.43%
Fee Waivers and Reimbursements(3)                     (2.13)%                        (2.13)%
Net Total Annual Operating Expenses                    1.05%                          1.30%

(1)  "Other Expenses" are estimated for the current fiscal year.

(2) The Shareholder Service Fee is included as part of the Dynamic North American Value Fund's "Other Expenses".

(3) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.05% for Class I Shares and 1.30% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic North American Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic North American Value Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic North American Value Fund would be:

                                1 YEAR   3 YEARS
                                ------   -------
CLASS I SHARES                   $107      $334
CLASS II SHARES                  $132      $412

DYNAMIC U.S. GROWTH FUND

FUND SUMMARY

FUND NUMBER                     171 Class I Shares
                                271 Class II Shares

CUSIP NUMBER                    054964614 Class I Shares
                                054964598 Class II Shares

INVESTMENT GOAL                 Seeks long-term capital appreciation

INVESTMENT FOCUS                Companies demonstrating the strongest earnings
                                growth relative to the overall market and their
                                peer group

PRINCIPAL INVESTMENT STRATEGY   Investing primarily in equity securities of
                                United States-based companies

INVESTOR PROFILE                Investors seeking long-term growth of capital
                                who can withstand the share price volatility of
                                equity investing

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies chosen according to a growth oriented investment approach. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to their peer group.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

The Sub-Adviser expects a high portfolio turnover rate in excess of 400%.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic U.S. Growth Fund shares.

ANNUAL FUND OPERATING EXPENSES             DYNAMIC U.S. GROWTH FUND -   DYNAMIC U.S. GROWTH FUND -
(EXPENSES DEDUCTED FROM FUND ASSETS)             CLASS I SHARES               CLASS II SHARES
------------------------------------       --------------------------   --------------------------
Management Fees                                       0.75%                        0.75%
Other Expenses(1)                                     2.23%                        2.48%
   Shareholder Servicing Fee(2)                       0.00%                        0.25%
Total Annual Operating Expenses                       2.98%                        3.23%
Fee Waivers and Reimbursements(3)                    (2.03)%                      (2.03)%
Net Total Annual Operating Expenses                   0.95%                        1.20%

(1)  "Other Expenses" are estimated for the current fiscal year.

(2) The Shareholder Service Fee is included as part of the Dynamic U.S. Growth Fund's "Other Expenses".

(3) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares and 1.20% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic U.S. Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Dynamic U.S. Growth Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic U.S. Growth Fund would be:

                                1 YEAR   3 YEARS
                                ------   -------
CLASS I SHARES                   $ 97      $303
CLASS II SHARES                  $122      $381

DYNAMIC U.S. VALUE FUND

FUND SUMMARY

FUND NUMBER                     172 Class I Shares
                                272 Class II Shares

CUSIP NUMBER                    054964580 Class I Shares
                                054964572 Class II Shares

INVESTMENT GOAL                 Seeks to achieve capital appreciation through
                                value investing

INVESTMENT FOCUS                Equity securities of U.S. companies across
                                multiple capitalization ranges

PRINCIPAL INVESTMENT STRATEGY   Actively managed concentrated portfolio invested
                                in equity securities of U.S. companies trading
                                for less than their intrinsic value

INVESTOR PROFILE                Investors seeking capital appreciation who can
                                withstand the share price volatility of equity
                                investing across multiple capitalizations

PRINCIPAL INVESTMENT STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies chosen according to a value oriented investment approach. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser screens a broad universe of stocks of all capitalizations using metrics that traditionally indicate a measure of value, including low price-to-cash-flow ratio, low-price-to-book ratio and low-price-to-earnings ratio. Companies with solid fundamentals that the Sub-Adviser believes are trading at below intrinsic value, offering substantial reward potential, and having an acceptable level of risk are considered to be ideal candidates for inclusion in the Fund's portfolio. The Sub-Adviser also seeks to identify companies with catalysts that may drive an increase in stock price.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

     -    analyze financial data and other information sources;

     -    assess the quality of management; and

     -    conduct company interviews, where possible.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causes the intrinsic value of the stock to decline.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information. The Fund intends to compare its performance to the Standard & Poor's 500 Index (S&P 500). The S&P 500 Index is a capitalization-weighted index designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of 500 stocks representing all major industries. The index assumes the reinvestment of all dividends.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Dynamic U.S. Value Fund shares.

ANNUAL FUND OPERATING EXPENSES         DYNAMIC U.S. VALUE FUND   DYNAMIC U.S. VALUE FUND
(EXPENSES DEDUCTED FROM FUND ASSETS)       - CLASS I SHARES          - CLASS II SHARES
------------------------------------   -----------------------   -----------------------
Management Fees                                 0.75%                     0.75%
Other Expenses(1)                               2.30%                     2.55%
   Shareholder Servicing Fee(2)                 0.00%                     0.25%
Total Annual Operating Expenses                 3.05%                     3.30%
Fee Waivers and Reimbursements(3)              (2.10)%                   (2.10)%
Net Total Annual Operating Expenses             0.95%                     1.20%

(1)  "Other Expenses" are estimated for the current fiscal year.

(2) The Shareholder Service Fee is included as part of the Dynamic U.S. Value Fund's "Other Expenses".

(3) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.95% for Class I Shares and 1.20% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Dynamic U.S. Value Fund with U.S. Value Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic U.S. Value Fund would be:

                                   1 YEAR   3 YEARS
                                   ------   -------
CLASS I SHARES                      $ 97      $303
CLASS II SHARES                     $122      $381

PORTFOLIO COMPOSITION

Certain of the Funds have a policy to invest, under normal circumstances, at least 80% of the value of their respective "assets" in certain types of investments suggested by their respective names (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

MORE INFORMATION ABOUT RISK

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

PORTFOLIO TURNOVER - A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or Sub-Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or Sub-Adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund's returns.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (the "SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A complete schedule of the Funds' portfolio holdings, current as of month-end, will be available on the Funds' website at www.bhrfunds.com no earlier than 10 days after the end of each calendar month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

INVESTMENT ADVISER

DundeeWealth US, LP (the "Adviser" or "DundeeWealth") serves as the investment adviser to the Funds. The Adviser's principal place of business is 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. As of December 31, 2008, DundeeWealth had approximately $24.8 million in assets under management. Subject to the Board of Trustees' supervision, DundeeWealth continuously reviews, supervises and administers the Funds' investment programs. DundeeWealth also ensures compliance with the Funds' investment policies and guidelines. For its services, the Adviser is entitled to a fee, as set forth in the table below, which is calculated daily and paid monthly based on the average daily net assets of each Fund:

Fund                                  Management Fee
----                                  --------------
Dynamic Energy Fund                        0.95%
Dynamic Energy Income Trust Fund           0.95%
Dynamic Global Growth Fund                 0.85%
Dynamic Growth Navigator Fund              0.95%
Dynamic Infrastructure Fund                0.95%
Dynamic Natural Resources Fund             0.95%
Dynamic Contrarian Advantage Fund          0.85%
Dynamic Discovery Fund                     0.95%
Dynamic Gold & Precious Metals Fund        0.95%
Dynamic North American Value Fund          0.85%
Dynamic U.S. Growth Fund                   0.75%
Dynamic U.S. Value Fund                    0.75%

For a period of three years from the date of this prospectus, the Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of each of the Funds from exceeding the following annual percentage rates of their average daily net assets:

                                         Average Daily
                                          Net Assets
                                      ------------------
Fund                                  Class I   Class II
----                                  -------   --------
Dynamic Energy Fund                    1.25%     1.50%
Dynamic Energy Income Trust Fund       1.15%     1.40%
Dynamic Global Growth Fund             1.15%     1.40%
Dynamic Growth Navigator Fund          1.25%     1.50%
Dynamic Infrastructure Fund            1.25%     1.50%
Dynamic Natural Resources Fund         1.25%     1.50%
Dynamic Contrarian Advantage Fund      1.15%     1.40%

Dynamic Discovery Fund                 1.25%     1.50%
Dynamic Gold & Precious Metals Fund    1.25%     1.50%
Dynamic North American Value Fund      1.05%     1.30%
Dynamic U.S. Growth Fund               0.95%     1.20%
Dynamic U.S. Value Fund                0.95%     1.20%

If at any point during this period it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the respective percentage to recapture any of its prior waivers or reimbursements.

As investment adviser to the Funds, DundeeWealth has responsibility over any Sub-Adviser.

INVESTMENT SUB-ADVISER

Goodman & Company NY, Ltd. ("Goodman"), an affiliate of the Adviser, serves as Sub-Adviser to the Funds. As Sub-Adviser, Goodman makes investment decisions for the Funds and also ensures compliance with each Fund's investment policies and guidelines. As of December 31, 2008, Goodman had approximately $63 million in assets under management and advisement. For its services, the Sub-Adviser is paid a fee by the Adviser.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement and sub-advisory agreement will be available in the Fund's semi-annual report to shareholders for the period ending March 31, 2009.

INVESTMENT TEAM

For purposes of the biographies below, Goodman & Company NY, Ltd. and its parent company, Goodman & Company, Investment Counsel Ltd., are generally referred to as Goodman & Company ("Goodman & Company"). Each Fund is managed by one or more investment professionals. All members of the investment team for a Fund play an integral part in selecting securities investments for the Fund. The members of the Funds' management teams and the name of the Funds each is responsible for the day-to-day management of are listed below.


OSCAR BELAICHE, HBA, FICB, CFA
DYNAMIC ENERGY FUND
DYNAMIC ENERGY INCOME TRUST FUND
DYNAMIC INFRASTRUCTURE FUND

Oscar Belaiche joined Goodman & Company in 1997. Oscar serves as a portfolio manager, along with Andrew Taylor, on the Dynamic Energy Fund. He serves as a portfolio manager, along with Jason Gibbs, on the Dynamic Infrastructure Fund. Oscar serves as lead portfolio manager for the Dynamic Energy Income Trust Fund. Oscar leads Dynamic's award-winning Income investment team. In that capacity, his duties include oversight of income focused portfolios, with investments in energy income trusts, dividend paying equities, global real estate securities and other income producing securities. Previously, Oscar spent seven years at The Prudential Insurance Company of America as Vice President of Property Investments, responsible for their Canadian investment portfolio of 43 commercial properties. Oscar graduated in 1980 with an Honours B.A. in Business Administration from the University of Western Ontario. He holds the Chartered Financial Analyst designation and is a Fellow of the Institute of Canadian Bankers.

ANDREW TAYLOR, HONS. BA, MBA, CFA
DYNAMIC ENERGY FUND
DYNAMIC ENERGY INCOME TRUST FUND
DYNAMIC NATURAL RESOURCES FUND

Andrew Taylor joined Goodman & Company, in 2004 and is a member of the firm's Income investment team. Andrew serves as lead portfolio manager on the Dynamic Energy Fund, is a portfolio manager, along with Oscar Belaiche, on the Dynamic Energy Income Trust Fund, and co-manages the Dynamic Natural Resources Fund with Robert Cohen. He also has responsibilities as a sector analyst focusing on the oil and gas industry. Prior to joining Goodman & Company, Andrew gained extensive analytical experience in the industrial products and oil and gas industries while employed at Gordon Capital, Scotia Capital and UK-based Walter Scott & Partners Ltd. Andrew has an MBA from the University of Pennsylvania's Wharton School of Business and holds his Chartered Financial Analyst designation.

NOAH BLACKSTEIN, B.A., CFA
DYNAMIC GLOBAL GROWTH FUND
DYNAMIC U.S. GROWTH FUND

Noah Blackstein joined Goodman & Company in 1997 and is a member of the firm's Power Growth investment team. Noah serves as a lead portfolio manager of the Dynamic U.S. Growth Fund and the Dynamic Global Growth Fund. Previously, Noah served as Associate Portfolio Manager at BPI Mutual Funds. Noah is frequently quoted in industry publications and has been a featured guest on CNBC and other respected financial news programs. Noah is a graduate of the University of Toronto and holds his Chartered Financial Analyst designation.

ALEXANDER LANE, B.COMM. (HONS.), CFA
DYNAMIC GROWTH NAVIGATOR FUND

Alexander Lane joined Goodman & Company in 2000, where he is a member of the firm's Power Growth investment team. Alex serves as lead portfolio manager for the Dynamic Growth Navigator Fund. Previously, Alex was a Vice President at TD Asset Management Inc. where he covered Canadian small cap and global technology stocks as a research analyst. He joined TD Bank Financial Group in 1991 and served in various positions before entering the investment management business in 1996. Alex holds the Chartered Financial Analyst designation and is a graduate of Queen's University.

JASON GIBBS, BACC., CA, CFA
DYNAMIC INFRASTRUCTURE FUND

Jason Gibbs joined Goodman & Company in 2002. Jason is a member of the firm's Equity Income team. Jason serves as lead portfolio manager of the Dynamic Infrastructure Fund. Jason has research and portfolio management responsibilities, conducting detailed financial analysis to find attractive opportunities in income trusts, dividend paying equity securities and companies focused on infrastructure investments. Jason joined Dynamic Funds in 2000 as a manager of fund valuation services. Prior to that role, he was a senior manager of fund valuation at Canada Trust and an auditor with Deloitte and Touche LLP. Jason received his Bachelor of Accounting from Brock University. He also holds the Chartered Accountant and Chartered Financial Analyst designations.

DAVID L. FINGOLD, BSC. MANAGEMENT
DYNAMIC DISCOVERY FUND
DYNAMIC CONTRARIAN ADVANTAGE FUND
DYNAMIC U.S. VALUE FUND

David L. Fingold joined Goodman & Company in 2002. David serves as lead portfolio manager for the Dynamic Discovery Fund, the Dynamic Contrarian Advantage Fund and the Dynamic U.S. Value Fund. David has close to 20 years of business, operational and investment experience including senior positions in corporate finance, sales, purchasing and marketing in the manufacturing, transportation and distribution industries. Prior to joining Goodman & Company, David worked for seven years sourcing and evaluating investment opportunities for a privately owned merchant bank. David earned a BSc. with High Distinction in Management from Babson College in Wellesley, Massachusetts.

ROBERT COHEN, B.A.SC., (MIN. PROCESS ENG) MBA, CFA
DYNAMIC GOLD & PRECIOUS METALS FUND
DYNAMIC NATURAL RESOURCES FUND

Robert Cohen joined Goodman & Company in 1998. Robert serves as lead portfolio manager for the Dynamic Gold & Precious Metals Fund and co-manages the Dynamic Natural Resources Fund. Robert is a Vice President of Goodman & Company focusing on investment research and security selection in the metals and mining industry. Robert is a mineral process engineer by training and has extensive experience in the mining industry, including work as an engineer and assistant to the V.P. of South American Projects for a junior mining company; and as a Corporate Development Adviser for an international gold mining firm. Robert completed his Bachelor of Applied Sciences in Mineral Process Engineering at the University of British Columbia in 1992. Robert earned his Master's in Business Administration at and holds the Chartered Financial Analyst designation.

DAVID TAYLOR, MBA, CFA
DYNAMIC NORTH AMERICAN VALUE FUND

David Taylor joined Goodman & Company in 2002. David serves as lead portfolio manager for the Dynamic North American Value Fund. David has over 20 years of industry experience and currently leads the firm's nine member Value investment team. Previously, he was vice president of equity securities and portfolio manager at a leading Canadian mutual fund company. From 1991 to 1995, David was a portfolio manager for the Ontario Teachers' Pension Board and prior to that, he was a senior equity analyst at Confederation Life Insurance Company. David received his Master's in Business Administration from York University and holds the Chartered Financial Analyst designation.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange BHR Institutional Fund shares.

Class I Shares of the Funds are for certain individual investors and institutional investors investing for their own or their customers' accounts.

Class II Shares of the Funds are for investments made through financial institutions or intermediaries.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Funds, complete and send in an application. If you need an application or have questions, please call 1-888-572-0968. There are no sales charges when you purchase shares of the BHR Institutional Funds.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept third-party checks or credit card purchases.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Market Timing Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

Regular Mail Address:

BHR Institutional Funds
C/O PNC Global Investment Servicing (U.S.), Inc.
P.O. Box 9679
Providence, RI 02940-9679

Express Mail Address:

BHR Institutional Funds
C/O PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

BY WIRE

To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account by wire, wire your money using the instructions set forth below (BE SURE TO INCLUDE THE FUND NAME AND YOUR ACCOUNT NUMBER).

Wiring Instructions:

PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: BHR Institutional Funds
REF: [Name of Fund]
FBO: [Shareholder Name and Account Number]

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Funds or a designated intermediary must receive your purchase order in proper form before 4:00 p.m., Eastern Time. Proper form requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Funds may telephone you to verify information you have provided. If you do not provide the required information, or if the Funds' representatives are unable to verify your identity, the Funds reserve the right to close your account or take such other steps as deemed reasonable. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate NAV as of the earlier closing time.

HOW THE FUNDS CALCULATE NAV

The NAV for a Fund share is the value of that share's portion of all of the net assets of the Fund. The Funds calculate their NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

As the Funds invest in stocks of U.S. and foreign companies that are traded on global exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase Class I Shares of a Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of a Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments. A Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-888-572-0968. To redeem your shares by phone you must select telephone privileges when you open your account.

BY MAIL

Regular Mail Address:

BHR Institutional Funds
C/O PNC Global Investment Servicing (U.S.), Inc.
P.O. Box 9679
Providence, RI 02940-9679

Express Mail Address:

BHR Institutional Funds
C/O PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

The letter must include your name, the name of the Fund and account number and the amount of your request. All owners of the account must sign the letter. All proceeds will be wired to your pre-designated bank account or sent by check to the address of record.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you would like to have your sale proceeds sent to a third party or an address other than your own, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. You must indicate the Fund name and class, your account number and your name.

In addition, you will need to provide a medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A medallion signature guarantee is a formal certification offered by firms participating in the Medallion STAMP Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Funds (or an authorized broker) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Funds may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $25,000 because of redemptions you may be required to sell your shares. The Funds will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares for the same share class of another BHR Institutional Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1-888-572-0968. This exchange privilege may be changed or canceled at any time upon 60 days written notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after a Fund receives your exchange request.

Each Fund, other than the Dynamic North American Value Fund, the Dynamic U.S. Growth Fund and the Dynamic U.S. Value Fund, charges a redemption fee for any exchange within 90 days of purchase of such shares. See "Redemption Fee" for more information.

You may exchange Class I Shares of a Fund for Class I Shares of any other BHR Institutional Fund. You may exchange Class II Shares of a Fund for Class II Shares of any other BHR Institutional Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders, particularly with respect to securities that trade in lower volumes. In addition, because frequent trading may cause the Funds to attempt to maintain higher cash positions, changes to the Funds' holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds may consider the trading history of accounts under common ownership or control. As these policies and procedures are currently applied:

     - Shareholders are restricted from making more than 5 "round trips" into or out of a Fund in any calendar year. If a shareholder exceeds this amount, the Funds may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund.

     - The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Purchases and redemptions made through the Funds' Systematic Investment/Withdrawal Plans are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone or all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect a Fund and its long-term shareholders as discussed above.

REDEMPTION FEE

The Board of Trustees has approved a short-term redemption fee of 2% for any redemption within 90 days of purchase of shares of each Fund, other than the Dynamic North American Value Fund, the Dynamic U.S. Growth Fund and the Dynamic U.S. Value Fund.

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

The redemption fee may not apply in certain circumstances including the death or disability of a shareholder, shares purchased through reinvested dividends or capital gains, required minimum distributions from any retirement account, systematic investment/withdrawal plan transactions, and periodic rebalancing pursuant to a bona fide asset allocation strategy. Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the funds with a net purchase or redemption request on any given day where the purchases and redemptions of fund shares by the investors are netted against one another. Although, as discussed above, the Funds and their service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Funds. If a financial intermediary fails to enforce the Funds' market timing policies or redemption fee, the Funds may take certain actions, including terminating the relationship.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is not provided within a timeframe established in the sole discretion of the Funds, your account will be "frozen" with respect to additional purchases.

Upon receipt of your application in proper form, your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds cannot verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

DISTRIBUTION OF FUND SHARES

PFPC Distributors, Inc. (the "Underwriter") serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter.

The Adviser, the Sub-Adviser, the Underwriter and/or their affiliates are permitted to make payments relating to distribution, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Funds). The Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Funds or for other services to the Funds and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this prospectus and may, without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Funds' SAI. The Adviser and Sub-Adviser do not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment. A Fund may reimburse the Adviser for Additional Payments.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Funds' distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by a Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. Because of its high portfolio turnover rate, a significant portion of the distributions of the Dynamic U.S. Growth Fund will not qualify for this favorable rate. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date. These lower rates are currently scheduled to sunset after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

SALES AND EXCHANGES

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another BHR Institutional Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including, among other things, shares acquired pursuant to dividend reinvestment with respect to the Fund. If disallowed, such a loss will be reflected instead in an upward adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide correct taxpayer identification numbers in the manner required, who have been made subject to "backup withholding" by the Internal Revenue Service for failure to properly include on their returns payments of taxable interest or dividends, or who have failed to certify to the Funds when required to do so that they are "exempt recipients" or are otherwise not subject to backup withholding. The current backup withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement to these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the shareholder is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities.

Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund.

This summary is not intended as a substitute for careful tax planning. Additional tax information is provided in the Funds' SAI.

                             BHR INSTITUTIONAL FUNDS

INVESTMENT ADVISER          LEGAL COUNSEL

DundeeWealth US, LP         Drinker Biddle & Reath LLP
1160 West Swedesford Road   One Logan Square
Suite 140                   18th and Cherry Street
Berwyn, PA 19312            Philadelphia, PA 19103

UNDERWRITER

PFPC Distributors, Inc.
760 Moore Road
Valley Forge, PA 19406

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI includes detailed information about the Funds and BHR Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: Additional information about the Funds' investments will be available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain an SAI, annual or semi-annual report, without charge, upon request, or to request other information about the Funds or to make shareholder inquiries:

BY TELEPHONE: 1-888-572-0968

BY MAIL:   BHR Institutional Funds
           C/O PNC Global Investment Servicing (U.S.), Inc.
           P.O. Box 9679
           Providence, RI 02940-9679

BY INTERNET: The Funds make available the SAI, annual report and semi-annual reports free of charge on the Funds' website at http://www.bhrfunds.com

FROM THE SEC: You can also obtain the SAI, as well as other information about BHR Institutional Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-5850). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

BHR INSTITUTIONAL FUNDS' INVESTMENT COMPANY ACT REGISTRATION NUMBER IS
811-21913.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 13, 2009

                               DYNAMIC ENERGY FUND
                        DYNAMIC ENERGY INCOME TRUST FUND
                           DYNAMIC GLOBAL GROWTH FUND
                          DYNAMIC GROWTH NAVIGATOR FUND
                           DYNAMIC INFRASTRUCTURE FUND
                         DYNAMIC NATURAL RESOURCES FUND
                        DYNAMIC CONTRARIAN ADVANTAGE FUND
                             DYNAMIC DISCOVERY FUND
                       DYNAMIC GOLD & PRECIOUS METALS FUND
                        DYNAMIC NORTH AMERICAN VALUE FUND
                            DYNAMIC U.S. GROWTH FUND
                             DYNAMIC U.S. VALUE FUND

                    EACH A SERIES OF BHR INSTITUTIONAL FUNDS

                               INVESTMENT ADVISER:
                       DUNDEEWEALTH US, LP (THE "ADVISER")
                        (FORMERLY BHR FUND ADVISORS, LP)

                                  SUB-ADVISER:
                 GOODMAN & COMPANY NY, LTD. (THE "SUB-ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the BHR Institutional Funds (the "Trust"), the Dynamic Energy Fund (the "Energy Fund"), Dynamic Energy Income Trust Fund (the "Energy Income Trust Fund"), Dynamic Global Growth Fund (the "Global Growth Fund"), Dynamic Growth Navigator Fund (the "Growth Navigator Fund"), Dynamic Infrastructure Fund (the "Infrastructure Fund"), Dynamic Natural Resources Fund (the "Natural Resources Fund"), Dynamic Contrarian Advantage Fund (the "Contrarian Advantage Fund"), Dynamic Discovery Fund (the "Discovery Fund"), Dynamic Gold & Precious Metals Fund (the "Gold & Precious Metals Fund"), Dynamic North American Value Fund (the "North American Value Fund"), Dynamic U.S. Growth Fund (the "U.S. Growth Fund") and Dynamic U.S. Value Fund (the "U.S. Value Fund") (each, a "Fund" and, together, the "Funds"). This SAI should be read in conjunction with the prospectus dated March 13, 2009 for the Funds. The prospectus may be obtained by calling 1-888-572-0968 or on the Trust's website at www.bhrfunds.com.

                                TABLE OF CONTENTS

THE TRUST................................................................    S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..........    S-2
DESCRIPTION OF PERMITTED INVESTMENTS.....................................    S-6
INVESTMENT LIMITATIONS...................................................   S-15
ADVISER..................................................................   S-18
SUB-ADVISER..............................................................   S-20
SHAREHOLDER SERVICING....................................................   S-26
ADMINISTRATOR............................................................   S-27
PRINCIPAL UNDERWRITER....................................................   S-27
TRANSFER AGENT...........................................................   S-28
CUSTODIAN................................................................   S-28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................   S-28
LEGAL COUNSEL............................................................   S-29
TRUSTEES AND OFFICERS OF THE TRUST.......................................   S-29
PRINCIPAL SHAREHOLDERS...................................................   S-36
PURCHASING AND REDEEMING SHARES..........................................   S-36
DETERMINATION OF NET ASSET VALUE.........................................   S-36
TAXES....................................................................   S-37
FUND TRANSACTIONS........................................................   S-39
PORTFOLIO HOLDINGS.......................................................   S-40
DESCRIPTION OF SHARES....................................................   S-41
SHAREHOLDER LIABILITY....................................................   S-41
DIVIDEND RIGHTS..........................................................   S-42
LIMITATION OF TRUSTEES' LIABILITY........................................   S-42
PROXY VOTING.............................................................   S-42
CODE OF ETHICS...........................................................   S-42
APPENDIX A -RATINGS......................................................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES........................    B-1

THE TRUST

GENERAL. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 2, 2006, as the same may be amended from time to time. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and separate classes of shares within each fund. The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays, without limitation, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund and/or share class shall be payable solely out of the assets of that fund and/or share class. Expenses not attributable to a specific fund and/or share class are allocated across all of the funds on the basis of relative net assets. This SAI relates only to the Funds and not to any other funds of the Trust.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DYNAMIC ENERGY FUND. The Fund seeks long-term growth of capital. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of energy and alternative energy companies located in the U.S. and foreign countries which are involved in the exploration, research, development, production and distribution of a broad range of non-renewable and renewable energy sources as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of energy and alternative energy companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC ENERGY INCOME TRUST FUND. The Fund seeks high income and long-term growth of capital. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of Canadian income trusts which trade on stock exchanges similar to common shares, to the extent permitted by applicable law, and domestic and foreign companies involved in energy, alternative energy or related activities as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of companies structured as Canadian energy and utility income trusts. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC GLOBAL GROWTH FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S. and foreign companies chosen according to a growth oriented investment approach as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC GROWTH NAVIGATOR FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of businesses located in the U.S. and around the world chosen according to a growth investment approach, as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC INFRASTRUCTURE FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of infrastructure companies located in the U.S and foreign countries as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC NATURAL RESOURCES FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of companies located in the U.S. and foreign countries which are involved generally in resource-based activities as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of companies which are involved primarily in resource-based activities and in instruments that derive their value from the value of natural resources. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC CONTRARIAN ADVANTAGE FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of U.S. and foreign companies chosen using a value oriented investment approach as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC DISCOVERY FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in equity securities of domestic and foreign companies, including common shares and preferred shares as described in the prospectus.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC GOLD & PRECIOUS METALS FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of companies which are engaged generally in precious metals activities as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of companies which are engaged primarily in activities related to gold and various precious metals, including exploration, mining, development, fabrication, processing or distribution, in instruments that derive their value from the value of precious metals and in gold, silver, platinum and palladium in the form of bullion, coins and storage receipts. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC NORTH AMERICAN VALUE FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of companies located in the U.S and Canada as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in securities of companies located in the U.S and Canada. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC U.S. GROWTH FUND. The Fund seeks long term capital appreciation. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of U.S. companies chosen according to a growth oriented investment approach. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

DYNAMIC U.S. VALUE FUND. The Fund seeks long term capital appreciation through value investing. This goal is not fundamental and may be changed by the Fund upon 60 days' prior notice to shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies as described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its assets plus the amount of any borrowings for investment purposes, under normal circumstances in equity securities of U.S. companies chosen according to a value oriented investment approach. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund's investment objective and permitted by the Fund's stated investment policies. Unless otherwise noted, the following investments are non-principal investments of the Funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. As part of their principal investment strategies, the Funds invest in equity securities, primarily in the form of common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock and investments in income trust units. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- INCOME TRUSTS - Despite the potential for attractive regular payments, income trust units are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, as such trusts are primarily invested in oil and gas, pipelines, and other infrastructure; potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions.

     Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the investor. An income trust generally pays no Canadian tax on earnings distributed directly to the security holders (but see reference below to potential future tax) and, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

     The tax structure of Canadian income trusts, which allows income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change. For example, on October 31, 2006, the Canadian Finance Minister announced plans to introduce a tax on Canadian income trusts, which plans were implemented in the Canadian federal budget for the 2007-2008 fiscal year introduced on March 19, 2007; that announcement resulted in a sell-off on Toronto markets of income trusts' (especially oil and gas trusts') shares.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. To the extent consistent with their principal investment strategies, the Funds may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES. The Funds may invest in foreign securities. Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States' companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States' companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

The Funds may also invest in emerging market countries. Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

MONEY MARKET SECURITIES. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund's objectives. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury;
(ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

     - U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

     - RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities.

     - U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

     - U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

     - BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     - CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

     - TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule, or SEC staff interpretations thereunder.

INVESTMENT TRUSTS. The Funds may invest in real estate, royalty, income and other Canadian investment trusts which are investment vehicles in the form of trusts rather than corporations. To the extent that claims, whether in contract, in tort or as a result of tax or statutory liability, against an investment trust are not satisfied by the trust, investors in the investment trust, including a Fund if it invested in such investment trust, could be held liable for such obligations. Investment trusts generally seek to make this risk remote in the case of contract by including provisions in their agreements that the obligations of the investment trusts will not be binding on investors personally. However, investment trusts could still have exposure to damage claims such as personal injury and environmental claims.

Certain jurisdictions have enacted legislation to protect investors in investment trusts from the possibility of such liability. Investors in most Canadian investment trusts have been placed on the same footing as shareholders of Canadian corporations which receive the protection of statutorily mandated limited liability in several provincial jurisdictions. Alberta became the first province to enact limited liability legislation for unitholders of publicly traded investment trusts with the passing into law of the Income Trusts Liability Act, 2004 which came into force on July 1, 2004. Ontario followed with similar legislation, the Trust Beneficiaries' Liability Act, 2004, which came into force on December 16, 2004. Manitoba enacted The Investment Trust Unitholders' Protection Act which came into force on June 16, 2005.

British Columbia enacted the Income Trust Liability Act which came into force on March 30, 2006. Quebec has offered similar protection to unitholders of investment trusts since 1994. However, the extent to which a Fund remains at risk for the obligations of investment trusts ultimately depends on the local laws of the jurisdictions where the Fund invests in investment trusts.

On October 31, 2006, the Minister of Finance (Canada) announced a proposal to apply a "distribution tax" on distributions of publicly traded income trusts and partnerships (the "October 31 Proposal"). The "distribution tax" would apply to publicly traded income trusts and partnerships existing on October 31, 2006 beginning in their 2011 taxation year. On June 22, 2007 the Income Tax Act (Canada) (the "Tax Act") was amended in accordance with the October 31 Proposal. Accordingly, publicly traded income trusts and partnerships are required to pay tax on distributions to its securityholders thereby reducing the amount available for distributions to such securityholders, including to any of the Funds that hold such securities. No assurance may be given that further review of the tax treatment of investment trusts and other flow-through entities will not be undertaken or that Canadian federal income tax law respecting investment trusts and other flow-through entities will not be changed in a manner that adversely affects the Funds and their securityholders.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts' full notional value (in the case of contracts that are not required to "cash settle") or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or non correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

FORWARD CONTRACTS. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell Disruptions can occur in any market traded by the Adviser or Sub-Adviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Adviser or Sub-Adviser would otherwise recommend, to the possible detriment of a Fund. Neither the CFTC nor banking authorities regulate forward currency through banks. In respect of such trading, a Fund is subject to the risk of bank failure or the inability or refusal by a bank to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to a Fund.

OPTIONS. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations." A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, each Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by a Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Each Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to fair value procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, each Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser and/or Sub-Adviser determines the liquidity of each Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. As consistent with each Fund's investment objectives, each Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). Each Fund will not lend portfolio securities to the Adviser, Sub-Adviser or their respective affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, each Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objectives, each Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

BORROWING. The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Sub-Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each of the Funds, except the Global Growth Fund, the U.S. Growth Fund, the Natural Resources Fund and the Gold & Precious Metals Fund, may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that under normal market conditions: (a) the Energy Fund and Energy Income Trust Fund will each invest 25% or more of its total assets in companies in energy and energy-related industries; and (b) the Infrastructure Fund will invest 25% or more of its total assets in companies in infrastructure and infrastructure-related industries.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Funds may borrow money from banks as permitted under the 1940 Act.

The Global Growth Fund, the U.S. Growth Fund and the Natural Resources Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that under normal market conditions the Natural Resources Fund will invest 25% or more of its total assets in companies involved in resource-based industries.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 2 above, the Funds may borrow money from banks as permitted under the 1940 Act.

The Gold & Precious Metals Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities, except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies engaged generally in precious metals activities and in instruments that derive their value from the value of precious metals.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5. Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Funds may borrow money from banks as permitted under the 1940 Act.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of a Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts;
(iii) make short sales "against the box"; and (iv) make short sales in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.


ADVISER

GENERAL. DundeeWealth US, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is controlled by 2178991 Ontario Inc., a wholly-owned subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a Canadian owned, Toronto Stock Exchange ("TSX") listed, wealth management company that creates and provides investment solutions as well as capital markets and advisory services for financial advisors, institutions, corporations and foundations.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the Investment Adviser for the Funds and continuously reviews, supervises and administers the respective investment programs of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser has selected and monitors the Sub-Adviser who makes investment decisions for the Funds. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was reapproved for another one year renewal term at the November 11, 2008 Board of Trustees meeting. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of the Fund, on not less than 60-days' written notice. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates of the Funds' average daily net assets:

                              Average Daily
Fund                            Net Assets
----                          -------------
Energy Fund                       0.95%
Energy Income Trust Fund          0.95%
Global Growth Fund                0.85%
Growth Navigator Fund             0.95%
Infrastructure Fund               0.95%
Natural Resources Fund            0.95%
Contrarian Advantage Fund         0.85%
Discovery Fund                    0.95%
Gold & Precious Metals Fund       0.95%
North American Value Fund         0.85%
U.S. Growth Fund                  0.75%
U.S. Value Fund                   0.75%

The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) for the Class I Shares and Class II Shares of each of the Funds from exceeding the following annual percentage rates of their average daily net assets until March 13, 2012:

                                Average Daily
                                  Net Assets
                              ------------------
Fund                          Class I   Class II
----                          -------   --------
Energy Fund                    1.25%     1.50%
Energy Income Trust Fund       1.15%     1.40%
Global Growth Fund             1.15%     1.40%
Growth Navigator Fund          1.25%     1.50%
Infrastructure Fund            1.25%     1.50%
Natural Resources Fund         1.25%     1.50%
Contrarian Advantage Fund      1.15%     1.40%
Discovery Fund                 1.25%     1.50%
Gold & Precious Metals Fund    1.25%     1.50%
North American Value Fund      1.05%     1.30%
U.S. Growth Fund               0.95%     1.20%
U.S. Value Fund                0.95%     1.20%

If at any point while the expense limitations are in place, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed 1.25% and 1.50% for the Energy Fund Class I and Class II Shares, 1.15% and 1.40% Energy Income Trust Fund Class I and Class II Shares, 1.15% and 1.40% for the Global Growth Fund Class I and Class II Shares, 1.25% and 1.50% for the Growth Navigator Fund Class I and Class II Shares, 1.25% and 1.50% for the Infrastructure Fund Class I and Class II Shares, 1.25% and 1.50% for the Natural Resources Fund Class I and Class II Shares, 1.15% and 1.40% for the Contrarian Advantage Fund Class I and Class II Shares, 1.25% and 1.50% for the Discovery Fund Class I and Class II Shares, 1.25% and 1.50% for the Gold & Precious Metals Fund Class I and Class II Shares, 1.05% and 1.30% for the North American Value Fund Class I and Class II Shares, 0.95% and 1.20% for the U.S. Growth Fund Class I and Class II Shares, and 0.95% and 1.20% for the U.S. Value Fund Class I and Class II Shares.

SUB-ADVISER

Goodman & Company, NY Ltd. serves as Sub-Adviser to the Funds. The Sub-Adviser is controlled by DundeeWealth Inc. The Sub-Adviser makes the investment decisions for the Funds and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, the Sub-Adviser receives a fee from the Adviser, which is calculated daily based on average daily net assets of each Fund and paid monthly as set forth below:

Fund                          Sub-Advisory Fee
----                          ----------------
Energy Fund                   0.45% of assets on the first $150 million
                              0.75% on the balance
Energy Income Trust Fund      0.45% of assets on the first $150 million
                              0.75% on the balance
Global Growth Fund            0.35% of assets on the first $150 million
                              0.65% on the balance
Growth Navigator Fund         0.45% of assets on the first $150 million
                              0.75% on the balance
Infrastructure Fund           0.45% of assets on the first $150 million
                              0.75% on the balance
Natural Resources Fund        0.45% of assets on the first $150 million
                              0.75% on the balance
Contrarian Advantage Fund     0.35% of assets on the first $150 million
                              0.65% on the balance
Discovery Fund                0.45% of assets on the first $150 million
                              0.75% on the balance
Gold & Precious Metals Fund   0.45% of assets on the first $150 million
                              0.75% on the balance
North American Value Fund     0.35% of assets on the first $150 million
                              0.65% on the balance
U.S. Growth Fund              0.25% of assets on the first $150 million
                              0.55% on the balance
U.S. Value Fund               0.25% of assets on the first $150 million
                              0.55% on the balance

PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     The following information is as of December 31, 2008, assets under management reported in US dollars.

ENERGY FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
OSCAR BELAICHE   Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                      10      $2,066.3 million         2        $125.8 million

                 Other Accounts                 1          $2.9 million         0                     0

ANDREW TAYLOR    Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                       2        $278.8 million         2        $262.4 million

                 Other Accounts                 1          $3.0 million         0                     0

ENERGY INCOME TRUST FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
OSCAR BELAICHE   Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment       10      $2,066.3 million         2                $125.8
                 Vehicles                                                                       million

                 Other Accounts                 1          $2.9 million         0                     0

ANDREW TAYLOR    Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                       2        $278.8 million         2        $262.4 million

                 Other Accounts                 1          $3.0 million         0                     0

GLOBAL GROWTH FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
NOAH             Registered Investment
   BLACKSTEIN    Companies                      1         $62.5 million         0                     0

                 Other Pooled Investment
                 Vehicles                       9        $809.5 million         6        $347.4 million

                 Other Accounts                 0                     0         0                     0

GROWTH NAVIGATOR FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
ALEXANDER LANE   Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                       3        $163.7 million         1          $3.6 million

                 Other Accounts                 0                     0         0                     0

INFRASTRUCTURE FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
OSCAR BELAICHE   Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                      10      $2,066.3 million         2        $125.8 million

                 Other Accounts                 1          $2.9 million         0                     0

JASON GIBBS      Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                       2        $162.6 million         1         $43.6 million

                 Other Accounts                 0                     0         0                     0

NATURAL RESOURCES FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
ANDREW TAYLOR    Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                       2        $278.8 million         2        $262.4 million

                 Other Accounts                 1          $3.0 million         0                     0

ROBERT COHEN     Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                       2        $333.9 million         1          $8.5 million

                 Other Accounts                 1          $7.2 million         0                     0

CONTRARIAN ADVANTAGE FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
DAVID L.         Registered Investment
   FINGOLD       Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                      10      $1,381.0 million         3          $5.6 million

                 Other Accounts                 0                     0         0                     0

DISCOVERY FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
DAVID L.         Registered Investment
FINGOLD          Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                      10      $1,381.0 million         3          $5.6 million

                 Other Accounts                 0                     0         0                     0

GOLD & PRECIOUS METALS FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
ROBERT COHEN     Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                       2        $333.9 million         1          $8.5 million

                 Other Accounts                 1          $7.2 million         0                     0

NORTH AMERICAN VALUE FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
DAVID TAYLOR     Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                      13      $2,904.3 million         2        $326.7 million

                 Other Accounts                 0                     0         0                     0

U.S. GROWTH FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
NOAH             Registered Investment
BLACKSTEIN       Companies                      1         $62.5 million         0                     0

                 Other Pooled Investment
                 Vehicles                       9        $809.5 million         6        $347.4 million

                 Other Accounts                 0                     0         0                     0

U.S. VALUE FUND

                                                                            NUMBER OF
                                                                            ACCOUNTS
                                                                          MANAGED WITH    TOTAL ASSETS
                                                                          PERFORMANCE-    MANAGED WITH
                                           NUMBER OF                          BASED       PERFORMANCE-
                                            ACCOUNTS     TOTAL ASSETS        ADVISORY    BASED ADVISORY
                     TYPE OF ACCOUNTS       MANAGED         MANAGED           FEES            FEES
                 -----------------------   ---------   ----------------   ------------   --------------
DAVID FINGOLD    Registered Investment
                 Companies                      0                     0         0                     0

                 Other Pooled Investment
                 Vehicles                      10      $1,381.0 million         3          $5.6 million

                 Other Accounts                 0                     0         0                     0

The portfolio managers did not beneficially own any securities of the Funds as of December 31, 2008.

The Sub-Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers' compensation consists of a salary and a discretionary bonus. The bonus is based on profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment team.

CONFLICTS OF INTEREST. As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager's management of accounts including the Funds relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, the Sub-Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Sub-Adviser's Form ADV, Part II also contains a description of some of its policies and procedures in this regard.


SHAREHOLDER SERVICING

The Funds have adopted a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Fund's average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. As of the date of this SAI, the Funds had not offered Class II Shares and, therefore, no fees were paid under the Shareholder Services Plan.

ADMINISTRATOR

GENERAL. PNC Global Investment Servicing, (U.S.), Inc. (the "Administrator"), a Massachusetts corporation has its principal business offices at 301 Bellevue Parkway, Wilmington, DE 19809.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Funds under a Shareholder Servicing Agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 30 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee with respect to each Fund, which is detailed below in the following schedule: 0.0725% of each Fund's first $250 million of average net assets; 0.0525% of each Fund's next $250 million of average net assets; and 0.03% of each Fund's average net assets in excess of $500 million. The foregoing fee is subject to a minimum monthly fee of $7,083 for each Fund. The Trust also pays additional fees to the Administrator for compliance and related functions. For the fiscal year ended September 30, 2008, the Administrator received fees in the amount of $39,194 for services to other funds of the Trust.

PRINCIPAL UNDERWRITER

PFPC Distributors, Inc. (the "Underwriter"), and the Trust are parties to a Distribution Agreement dated October 31, 2006 ("Distribution Agreement"). The principal business address of the Underwriter is 760 Moore Road, Valley Forge, Pennsylvania 19406. Pursuant to the Distribution Agreement, the Underwriter provides for the sale and distribution of the Funds' shares. For its services, the Underwriter does not receive any compensation from the Funds.

After its initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was reapproved at the September 16, 2008 Board of Trustees Meeting for the period from October 31, 2008 through October 31, 2009. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Underwriter shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Subject to applicable laws and regulations, the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Funds. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' prospectus and this SAI for distribution and shareholder servicing and processing. These additional payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. The Funds may reimburse the Adviser for Additional Payments.

TRANSFER AGENT

PNC Global Investment Servicing (U.S), Inc. serves as the Funds' transfer agent. The principal business address of the transfer agent is 760 Moore Road, Valley Forge, PA 19406.

CUSTODIAN

PFPC Trust Company acts as custodian (the "Custodian") of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. The principal business address of the Custodian is 8800 Tinicum Boulevard, Philadelphia, PA 19153.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Trust.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, year of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

TRUSTEES:

                                        TERM OF                                    NUMBER OF
                                       OFFICE AND                                FUNDS IN FUND         OTHER
                         POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)       COMPLEX        DIRECTORSHIPS
                          HELD WITH       TIME             DURING PAST 5          OVERSEEN BY         HELD BY
NAME AND YEAR OF BIRTH    THE FUNDS      SERVED                YEARS                DIRECTOR          TRUSTEE
----------------------  ------------  ------------  ---------------------------  -------------  -------------------
INTERESTED TRUSTEE:*    Chairman and  Since June    DundeeWealth US, LP,         16             None
Amy Duling              Trustee       2006          Managing Partner
Year of Birth: 1967
                                                    Constellation Investment
                                                    Management Company,
                                                    Executive VP of Marketing &
                                                    Product Mgt. (2004-2006)

                                                    Turner Investment Partners,
                                                    National Account Director
                                                    (1999-2004)

INDEPENDENT TRUSTEES

Gary Shugrue            Trustee       Since         Ascendant Capital Partners,  16             Quaker Investment
Year of Birth: 1954                   October 2006  President and Chief                         Trust (registered
                                                    Investment Officer                          investment company)

Dr. James Patton        Trustee       Since         Comprehensive Oncology       16             Advaxis, Inc.
Year of Birth: 1957                   October 2006  Care, LLC, President
                                                    Millennium Oncology
                                                    Management, Inc., Vice
                                                    President
                                                    Liberty View Equity
                                                    Partners, SBIC, LP,
                                                    Principal

Malcolm MacColl         Trustee       Since June    Cowen Asset Management,      16             None
Year of Birth: 1951                   2008          LLC, Chairman and Chief
                                                    Executive

* Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of

     DundeeWealth US, LP.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

- AUDIT COMMITTEE. The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Mr. Shugrue, Dr. Patton, and Mr. MacColl currently serve as members of the Audit Committee. The Audit Committee met two times during the fiscal year ended September 30, 2008.

- FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of Gary Shugrue, James Patton, Malcolm MacColl and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met eleven times during the fiscal year ended September 30, 2008.

- NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Shugrue, Dr. Patton and Mr. MacColl currently serve as members of the Nominating Committee. The Nominating Committee met two times during the fiscal year ended September 30 2008.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement, for the upcoming year. The Advisory Agreement was reapproved at the November 11, 2008 Board of Trustees Meeting for an additional one year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the

Board's approval of each of the Funds' Advisory and Sub-Advisory Agreements may be reviewed in the Funds' annual report to shareholders dated September 30, 2008, which may be obtained by calling 1-888-572-0968 or visiting the Fund's website at www.bhrfunds.com.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows each Trustee's ownership of shares of each Fund and of all Trust funds served by the Trustee as of December 31, 2008:

                                                  DOLLAR RANGE OF      AGGREGATE DOLLAR
                                                    FUND SHARES     RANGE OF TRUST SHARES
FUND                               TRUSTEE       OWNED BY TRUSTEE      OWNED BY TRUSTEE
----                          ----------------   ----------------   ---------------------
Energy Fund                   Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Energy Income Trust Fund      Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Global Growth Fund            Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Growth Navigator Fund         Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Infrastructure Fund           Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Natural Resources Fund        Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Contrarian Advantage Fund     Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Discovery Fund                Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
Gold & Precious Metals Fund   Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
North American Value Fund     Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
U.S. Growth Fund              Amy Duling         None               $50,001 - $100,000
                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None
U.S. Value Fund               Amy Duling         None               $50,001 - $100,000

                              Dr. James Patton   None               $50,001 - $100,000
                              Gary Shugrue       None               None
                              Malcolm MacColl    None               None

BOARD COMPENSATION. The Independent Trustees receive an annual retainer of $10,000 per year, $1,500 per meeting and special meeting they attend, $1,000 per audit committee meeting and $250 per fair valuation committee meeting. For the fiscal year ended September 30, 2008, the Independent Trustees received the following fees:

                                                                              TOTAL COMPENSATION
                     AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL   FROM FUND AND FUND
                   COMPENSATION     BENEFITS ACCRUED AS      BENEFITS UPON       COMPLEX PAID
TRUSTEE              FROM FUND    PART OF FUNDS EXPENSES      RETIREMENT          TO TRUSTEE
-------            ------------   ----------------------   ----------------   ------------------
Dr. James Patton      $2,343               None                  None               $27,616
Gary Shugrue          $2,370               None                  None               $28,116
Malcolm MacColl*      $  216               None                  None               $ 4,000

*    Mr. MacColl became a trustee in June 2008.

TRUST OFFICERS. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers receive compensation from the Trust for their services.

OFFICERS:

                                         TERM OF
                                        OFFICE AND                       PRINCIPAL
                          POSITION      LENGTH OF                      OCCUPATION(S)
                          HELD WITH        TIME                        DURING PAST 5
NAME AND YEAR OF BIRTH    THE FUNDS       SERVED                           YEARS
----------------------   ----------   -------------   ----------------------------------------------
Peter Moran              President    Since October   DundeeWealth US, LP; Managing Partner
Year of Birth: 1961                   2006
                                                      Constellation Investment Management Company;
                                                      President (2005-2006).

                                                      Turner Investment Partners; Director of
                                                      Intermediary & Mutual Fund Distribution
                                                      (1997-2005).

Amy Duling               Secretary    Since July      DundeeWealth US, LP; Managing Partner
Year of Birth: 1967                   2008
                                                      Constellation Investment Management Company;
                                                      Executive VP of Marketing & Product Mgt.
                                                      (2004-2006).

                                                      Turner Investment Partners; National Account
                                                      Director (1999-2004).

John Leven               Treasurer    Since October   DundeeWealth US, LP; Director of Finance and
Year of Birth: 1957                   2006            Administration

                                                      Constellation Investment Management Company;
                                                      Chief Financial Officer (2004-2006).

                                                      SEI Investments; Account Director (2001-2004),
                                                      Director of Fund Accounting (1999-2001).

Holly Butson             Chief        Since           DundeeWealth US, LP; Chief Compliance Officer
Year of Birth: 1958      Compliance   September       since 2008
                         Officer      2008
                                                      StoneRidge Investment Partners, LLC; Chief
                                                      Operating and Compliance Officer (2004-2008).

                                                      PFPC, Division of PNC Financial Services;
                                                      Associate Director Securities Lending
                                                      (2000-2004).

As of January 1, 2009, the officers and Trustees did not own shares of the Funds.

PRINCIPAL SHAREHOLDERS

As of the date of this SAI, no shares of the Funds had been offered to the public. Therefore, there were no principal shareholders to disclose.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Funds up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Fund's securities is not reasonably practical, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds may participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers or other organizations to accept on its behalf purchase and redemption orders. In turn, the brokers or other organizations are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker, other organization or, if applicable, its authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or other organization or either's authorized designee. In addition, a broker or other organization may charge transaction fees on the purchase and/or sale of Fund shares.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

FOREIGN SECURITIES. Equity securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL - GENERAL INFORMATION. Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund's business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund's taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies),
(ii) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Dynamic Gold & Precious Metals Fund may invest some of its assets directly in precious metals, which do not qualify for the 50% asset test, and income from which will not qualify for the 90% income test discussed above. Accordingly, no more than 50% of the Fund's assets will be invested directly in precious metals, and sales by the Fund of these types of assets will generally be conducted at the end of any taxable year and will be limited by the Fund so as to attempt to ensure that the gross income and gain on those sales, plus any other nonqualifying income of the Fund, constitutes no more than 10% of the Fund's gross income for the taxable year.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INVESTMENTS IN FOREIGN SECURITIES. A Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. The Funds generally will be entitled to deduct any such foreign taxes in computing their investment company taxable income for U.S. federal income tax purposes. If at the close of any taxable year more than 50% in value of the Dynamic Global Growth Fund's total assets consist of stock in foreign corporations, the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Dynamic Global Growth Fund is not eligible or chooses not to make this election, it will be entitled to deduct those foreign taxes in computing its investment company taxable income.

STATE AND LOCAL TAXES. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Sub-Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), permits the Sub-Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

BROKERAGE WITH FUND AFFILIATES. Each Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person(s) reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30, and September 30). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

These reports are also available, free of charge, on the Funds' website at www.bhrfunds.com.

The website provides information about the Funds' complete portfolio holdings, updated as of the most recent calendar month. This information is provided with a lag of at least 10 days. The information on the Funds' website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds' portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to such third parties with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

In addition, the following parties may receive portfolio holdings information, as necessary, in connection with their services to the Funds: PFPC Trust Company, the Funds' Custodian; PNC Global Investment Servicing (U.S.), Inc., the Funds' Administrator and Transfer Agent; Briggs, Bunting & Dougherty LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, counsel to the Funds; Bowne, the Funds' financial printer; ISS, the Funds' proxy voting service provider; and Interactive Data Corporation, Investment Technology Group and Bloomberg, the Funds' pricing agents.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DIVIDEND RIGHTS

The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property shall be wholly in the discretion of the Trustees. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Declaration of Trust does not attempt to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the 12-month period ending June 30, 2009 will be filed with the SEC on Form N-PX in August 2009, and will be available without charge, upon request, by calling 1-888-572-0968 or by writing to the Funds at BHR Institutional Funds, c/o PNC Global Investment Servicing (U.S.), Inc., P.O. Box 9679, Providence, RI 02940-9679. The Funds' Form N-PX will also be available on the SEC's website at www.sec.gov.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics ("the Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Adviser's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

                               APPENDIX A -RATINGS

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

     "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

     "NR" - This designation indicates that Fitch does not publicly rate the associated issue or issuer.

     "WD" - This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

     "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

     "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

     "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

     "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

     "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments may have been suspended in accordance with the instrument's terms.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     "NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch does not publicly rate the associated issue or issuer.

     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve "AAA" ratings.

     "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

     "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS

     A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     - Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                          GOODMAN & COMPANY N.Y., LTD.
                             PROXY VOTING GUIDELINES

Goodman & Company N.Y., Ltd. ("Goodman & Company N.Y."), in its capacity as an investment adviser, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the "Funds").

Goodman & Company N.Y. is a subsidiary of DundeeWealth Inc. ("DundeeWealth"). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including Goodman & Company N.Y.

The purpose of this document is to outline the general guidelines used by Goodman & Company N.Y. for voting proxies received from companies held in Funds managed by Goodman & Company N.Y.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, Goodman & Company N.Y., in its capacity as investment adviser, acting on each Fund's behalf, has the right and obligation to vote proxies relating to the issuers of each Fund's portfolio securities. In certain circumstances, Goodman & Company N.Y. may delegate this function to the Fund's portfolio adviser or sub-adviser as part of such adviser's discretionary authority to manage the Fund's assets. In all cases, Goodman & Company N.Y., or the portfolio adviser or the sub-adviser, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of Goodman & Company N.Y.'s fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the Goodman & Company N.Y. proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that Goodman & Company N.Y. will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Goodman & Company N.Y. fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If Goodman & Company N.Y., on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund's investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

Goodman & Company N.Y. will not vote proxies received for issuers of securities that are no longer held in a Fund. Goodman & Company N.Y., on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, Goodman & Company N.Y., in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where Goodman & Company N.Y. provides sub-advisory investment management services to a registered investment company, Goodman & Company N.Y. will work with the Fund's manager to identify the proxy reports the Fund's board requires, as well as the frequency of those reports. Goodman & Company N.Y. will also work with the Fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, Goodman & Company N.Y. is a subsidiary of DundeeWealth. Some of the Funds may hold common shares of DundeeWealth or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of Goodman & Company N.Y. or its employees in connection with the exercise of voting rights of the Funds attached to the DundeeWealth shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds' voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of DundeeWealth shares. To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest. In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, Goodman & Company N.Y. has instituted procedures to help ensure that a Fund's proxy is voted:

     - in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

     - free from any influence by DundeeWealth and without taking into account any consideration relevant to DundeeWealth or any of its associates or affiliates.

          Goodman & Company N.Y. will maintain records relating to a Fund's proxy voting activity. These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by Goodman & Company N.Y. that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director of Compliance, Investment Counsel to amend this document when necessary to reflect changes at Goodman & Company N.Y. and changes in applicable laws and regulatory requirements. At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Existing and prospective clients may obtain a copy of these Proxy Voting Guidelines by contacting the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Toronto, Ontario, M5C 2V9. Existing clients may obtain a record of their actual proxy votes by contacting Legal and Compliance Department, 29th Floor, 1Adelaide Street East, Toronto Ontario, M5C 2V9 as well.